SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------------------                      [Photo]
Letter From the Chairman                                       R. JAY GERKEN
                                                               Chairman and
                                                               Chief Executive
                                                               Officer
Dear Shareholder,

Despite their usual volatility, emerging markets debt securities as a whole delivered buoyant, double-digit returns over the last 12 months, far outpacing other fixed-income securities as well as general equity returns. The robust performance was driven by the elections of market-friendly governments in the key nations of Brazil and Ecuador. And the rising price of oil lifted the economies of several commodity-oriented emerging nations, particularly Russia and Ecuador. While emerging economies were hampered somewhat by lingering geopolitical uncertainty, we believe that over the longer term, potential growth in these developing economies and attractive yields make emerging markets debt a useful addition to a well-balanced investment portfolio.

No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

          FIRST AND FOREMOST, YOU SHOULD TALK WITH YOUR FINANCIAL
          ADVISER, who will work with you to find the best solutions for your individual investing needs.

          SECONDLY, NOW IS A GREAT TIME TO REVIEW YOUR INVESTMENT PLAN. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to try to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.


Sincerely,

R. Jay Gerken
R. Jay Gerken
Chairman and Chief Executive Officer

March 14, 2003

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-------------------------------
Manager Overview

PERFORMANCE REVIEW

During the annual period ended February 28, 2003, the Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund'), (formerly known as The Emerging Markets Floating Rate Fund Inc.) generated a positive total return of 3.28% based on its net asset value ('NAV') per share and 6.92% based on its New York Stock Exchange ('NYSE') closing market price.(i) During the period, the Fund distributed dividends to shareholders totaling $1.10 per share. The table below shows the annualized distribution yields and 12-month total return based on the Fund's NAV and NYSE closing prices on February 28, 2003. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The Fund underperformed its Lipper peer group of closed-end emerging markets debt funds, which returned 11.40% for the same period.(ii)

                       ANNUALIZED            TOTAL RETURN FOR
PRICE PER SHARE   DISTRIBUTION YIELD(iii)   THE 12-MONTH PERIOD(iii)
---------------   -----------------------   ------------------------
$11.23 (NAV)               9.83%                     3.28%
$11.30 (NYSE)              9.77%                     6.92%

The Fund's strategy is to invest in a diversified portfolio of primarily floating-rate emerging market debt securities. This strategy gives the Fund a conservative posture relative to the broader emerging markets debt universe since floating-rate securities have lower interest rate sensitivity than fixed-rate securities. This reduced interest rate sensitivity will generally lead the Fund to underperform fixed-rate securities in a declining interest rate environment. During the Fund's fiscal year, the U.S. federal funds rate ('fed funds rate'),(iv) an important indicator of the level of short-term interest rates, declined from 1.75% to 1.25%. In this declining rate environment, the Fund underperformed the leading index of emerging markets debt, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+'),(v) which returned 13.18% for the period.

MARKET OVERVIEW

The 12-month period ended February 28, 2003, was characterized by a number of developments that affected investors' assessments of risk. The early conclusion of the war in Afghanistan was encouraging to investors at the beginning of the fiscal period, which contributed to increased demand for riskier assets. Corporate misdeeds at Enron Corp., WorldCom Inc., Tyco International Ltd. and Global Crossing Ltd., however, shook investor confidence across virtually all risk-oriented markets. Investors also became concerned about the uncertain outlook for the U.S. economic growth, especially in light of expectations of the possible military action in Iraq. As a result, risk assets globally traded poorly with the U.S. equity market declining approximately 24%(vi) during the fiscal period. In this volatile macro environment, emerging markets debt performed very well.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------

EMERGING MARKETS

Emerging markets debt, as measured by the EMBI+, returned 13.18% for the period. The markets remained volatile during the first half of the reporting period but staged a year-end rally that continued into January and February of 2003. Country performance was solid and all countries reflected in the EMBI+, with the exception of Argentina, posted gains for the fiscal period. The market rally that started in October and continued through the end of the Fund's fiscal year in February was primarily driven by the market-friendly results of presidential elections in Brazil, Ecuador and Turkey. The market rally for emerging markets debt was also supported by high oil prices, an important driver of fiscal revenues for many emerging market economies. During the period, oil prices increased from $21 to $37 per barrel.

Developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)

RUSSIA. Posting a gain of 31.61% for the period, Russia ranked as the best-performing market in the EMBI+. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remain strong. High oil prices continued to spur credit quality improvements as foreign currency reserves exceeded $50 billion. Last December, Moody's Investors Service(vii) upgraded Russia's credit rating to Ba2. While we are happy with Russia's progress, we have modestly reduced the Fund's exposure to this market as we are concerned that Russian bond prices may have overshot real economic improvements in Russia.

TURKEY. The market returned 16.21% for the period as the country's strategic importance combined with significant support from the International Monetary Fund ('IMF')(viii) has attracted investor interest. The domestic economy has stabilized with a return of investor confidence, a decline in interest rates, and a stronger currency. In addition, the market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party. While the Fund's overweight position in Turkey versus the EMBI+ helped the Fund's performance during the period, we reduced the allocation based on our concern that the loss of a $30 billion economic aid package from the U.S. will negatively impact its economy.

BULGARIA. The market for Bulgarian debt returned 13.62% for the period as investors were encouraged by the announcement that Bulgaria was among the 10 countries invited to join the European Union in 2004. Based on the government's fiscal performance and active management of its liabilities, Fitch Ratings(ix) upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. The
Fund remained overweight Bulgarian debt relative to the EMBI+ during the period, which helped the performance of the Fund.

MEXICO. The country's strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 12.82% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition.

ECUADOR. The country returned 4.61% for the period. This performance was primarily due to the market's enthusiasm over the election of President Gutierrez. The newly elected president demonstrated his government's determination to implement prudent fiscal measures. As a result, the country subsequently reached agreement with the IMF on a new program. During this fiscal period the Fund remained overweighted Ecuadorian debt relative to the EMBI+.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------

BRAZIL. The market for Brazilian debt posted a gain of 2.74%. The Brazilian market rebounded following presidential elections in October as markets reacted favorably to comments from new President Lula and his top advisers. The Fund maintained an overweight position in floating-rate Brazilian debt during the Fund's fiscal period.

VENEZUELA. Despite political instability and economic turmoil, Venezuela's market returned 4.71% for the period. The general strike organized by opposition parties started on December 2nd with the stated goal of removing President Chavez from office. The strike shut down most commerce in the country including the oil industry, the largest generator of tax revenues and export earnings. Although the strike started winding down at the end of January, it had a devastating impact on the domestic economy. We believe this may have a long-term negative effect on the country's ability to service its debt. The Fund continues to have no exposure to Venezuela.

ARGENTINA. Argentina's market, the worst EMBI+ performer for the period, returned -12.66%. Following the country's default on its external debt obligations in December 2001, policymakers have struggled to free the economy from recession. We believe Argentina must resolve a number of important issues before government officials can discuss restructuring options with investors. Much uncertainty remains over how the situation in Argentina will play out over the next 12 months. However, we continue to monitor developments in this market very closely.

MARKET OUTLOOK

We think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets, which we remain vigilant in monitoring. We anticipate that the U.S. economy will improve as the year progresses. However, we believe that the timing of a recovery will be influenced by the manner and timeliness in which the geopolitical issues abroad, specifically the tensions in Iraq, are resolved.

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers Emerging Markets Floating Rate Fund Inc. is traded on the New York Stock Exchange under the symbol 'EFL' and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XEFLX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------

Thank you for your investment in the Salomon Brothers Emerging Markets Floating Rate Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

Peter J. Wilby, CFA                          Thomas K. Flanagan, CFA

Peter J. Wilby, CFA                          Thomas K. Flanagan, CFA
President                                    Executive Vice President


March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings.

---------------

   (i) NAV is a price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

  (ii) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended February 28, 2003, calculated among 12 funds in the closed-end emerging markets debt fund category with reinvestment of dividends and capital gains excluding sales charges.

 (iii) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.092 for 12 months. This rate is as of February 28, 2003 and is subject to change.

  (iv) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

   (v) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

  (vi) Based upon the performance of the S&P 500 Index, which is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 (vii) Moody's Investors Service is a nationally recognized credit rating agency.

(viii) The IMF is an organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

  (ix) Fitch Ratings is a nationally recognized credit rating service.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Schedule of Investments
February 28, 2003


   FACE
  AMOUNT                                    SECURITY (a)                             VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds  -- 86.3%

Argentina  -- 0.7%
$ 1,493,000         Republic of Argentina, 41.511% due 4/10/05 (b)..............  $   388,180
                                                                                  -----------
Brazil  -- 26.4%
                    Federal Republic of Brazil:
 15,425,000          DCB, Series L, 2.625% due 4/15/12 (c)......................    9,611,703
  1,450,000          FLIRB, Series 15U, 2.563% due 4/15/09 (c)..................    1,025,875
  6,812,903          MYDFA, 2.688% due 9/15/07 (c)..............................    5,075,613
                                                                                  -----------
                                                                                   15,713,191
                                                                                  -----------
Bulgaria  -- 4.6%
  2,804,762         Republic of Bulgaria, FLIRB, Series A, 2.188% due 7/28/12
                     (c)........................................................    2,718,866
                                                                                  -----------
Colombia  -- 4.9%
                    Republic of Colombia:
    900,000          7.625% due 2/15/07.........................................      873,000
  1,770,000          8.700% due 2/15/16.........................................    1,469,100
    550,000          11.750% due 2/25/20........................................      577,913
                                                                                  -----------
                                                                                    2,920,013
                                                                                  -----------
Ecuador  -- 4.8%
                    Republic of Ecuador:
  1,750,000          12.000% due 11/15/12.......................................    1,172,500
  3,475,000          6.000% due 8/15/30 (c).....................................    1,697,538
                                                                                  -----------
                                                                                    2,870,038
                                                                                  -----------
Mexico  -- 5.0%
  2,600,000         United Mexican States, 8.375% due 1/14/11 (including 2,000
                     warrants expiring 6/30/03).................................    2,945,814
                                                                                  -----------
Panama  -- 4.8%
  3,550,833         Republic of Panama, PDI, 2.250% due 7/17/16 (c).............    2,840,666
                                                                                  -----------
Peru  -- 4.7%
  3,675,000         Republic of Peru, FLIRB, 4.000% due 3/7/17 (c)..............    2,795,297
                                                                                  -----------
Philippines  -- 5.0%
                    Republic of Philippines:
  1,484,000          DCB, 2.313% due 12/1/09 (c)................................    1,313,340
  1,436,111          FLIRB, Series B, 2.313% due 6/1/08 (c).....................    1,303,271
    360,000          NMB, 2.250% due 1/5/05 (c).................................      352,800
                                                                                  -----------
                                                                                    2,969,411
                                                                                  -----------
Poland  -- 1.7%
  1,006,239         Republic of Poland, PDI, 7.000% due 10/27/14 (c)............    1,014,490
                                                                                  -----------
Russia  -- 18.6%
                    Russia Federation:
 10,000,000          5.000% due 3/31/30 (c).....................................    8,562,500
  2,925,000          5.000% due 3/31/30 (c)(d)..................................    2,504,531
                                                                                  -----------
                                                                                   11,067,031
                                                                                  -----------

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                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-----------------------------
Schedule of Investments (continued)
February 28, 2003

   FACE
  AMOUNT                                    SECURITY (a)                             VALUE
---------------------------------------------------------------------------------------------
Turkey  -- 4.9%
                    Republic of Turkey:
$ 1,100,000          12.375% due 6/15/09........................................  $ 1,199,000
  1,650,000          11.875% due 1/15/30........................................    1,753,125
                                                                                  -----------
                                                                                    2,952,125
                                                                                  -----------
Uruguay  -- 0.2%
    250,000         Republic of Uruguay, 7.875% due 7/15/27.....................      109,375
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $49,006,692)................   51,304,497
                                                                                  -----------

Loan Participations (e)  -- 10.0%
  2,294,066         Kingdom of Morocco, Tranche A, 2.188% due 1/2/09
                     (J.P. Morgan Chase & Co., CS First Boston Corp.) (c).......    2,133,481
    941,180         Kingdom of Morocco, Tranche B, 2.188% due 1/2/04
                     (Morgan Stanley Emerging Markets Inc., Merrill Lynch & Co.,
                     Inc.) (c)..................................................      912,944
  2,340,768         The People's Democratic Republic of Algeria, Tranche 1,
                     2.625% due 9/4/06
                     (J.P. Morgan Chase & Co., CS First Boston Corp.) (c).......    2,247,137
    703,125         The People's Democratic Republic of Algeria, Tranche 3,
                     2.625% due 3/4/10
                     (CS First Boston Corp.) (c)................................      653,906
                                                                                  -----------

                    Total Loan Participations (Cost  -- $5,772,709).............    5,947,468
                                                                                  -----------

Repurchase Agreements  -- 3.7%
  1,173,000         Greenwich Capital Markets, Inc., 1.280% due 3/3/03; Proceeds
                     at maturity  -- $1,173,125; (Fully collateralized by U.S.
                     Treasury Notes, 3.875% due 2/15/13;
                     Market value  -- $1,197,700)...............................    1,173,000
  1,000,000         State Street Bank and Trust Co., 1.270% due 3/3/03; Proceeds
                     at maturity  -- $1,000,106; (Fully collateralized by U.S.
                     Treasury Notes, 2.875% due 6/30/04;
                     Market value  -- $1,023,750)...............................    1,000,000
                                                                                  -----------

                    Total Repurchase Agreements (Cost  -- $2,173,000)...........    2,173,000
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $56,952,401*)..........  $59,424,965
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Securities are segregated as collateral for the outstanding revolving credit facility or swap agreement.
(b) Security is currently in default.
(c) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is $57,612,533.

    Abbreviations used in this schedule:
    DCB   -- Debt Conversion Bond.
    FLIRB  -- Front Loaded Interest Reduction Bond.
    MYDFA  -- Multi-Year Depository Facility Agreement.
    NMB  -- New Money Bond.
    PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------
Statement of Assets and Liabilities
February 28, 2003

ASSETS:
   Investments, at value (Cost  -- $56,952,401).............  $59,424,965
   Cash.....................................................    2,734,098
   Receivable for securities sold...........................    5,456,938
   Interest receivable......................................      852,530
                                                              -----------
   TOTAL ASSETS.............................................   68,468,531
                                                              -----------
LIABILITIES:
   Loan payable.............................................   15,000,000
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................    2,614,127
   Payable for securities purchased.........................    2,298,335
   Payable on interest rate swap contract...................      128,236
   Loan interest payable (Note 7)...........................       64,501
   Management fee payable...................................       38,014
   Accrued expenses.........................................       54,744
                                                              -----------
   TOTAL LIABILITIES........................................   20,197,957
                                                              -----------
TOTAL NET ASSETS............................................  $48,270,574
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares
    authorized; 4,297,270 shares outstanding)...............  $     4,297
   Additional paid-in capital...............................   57,820,514
   Overdistributed net investment income....................       (3,476)
   Accumulated net realized loss from security
    transactions............................................   (9,409,198)
   Net unrealized depreciation of investments and interest
    rate swap contract......................................     (141,563)
                                                              -----------
TOTAL NET ASSETS............................................  $48,270,574
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($48,270,574 [div] 4,297,270
 shares)....................................................       $11.23
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-----------------------------
Statement of Operations
For the Year Ended February 28, 2003

INCOME:
   Interest.................................................  $ 5,894,428
                                                              -----------
EXPENSES:
   Management fee (Note 2)..................................      498,896
   Interest expense (Note 7)................................      444,766
   Audit fees...............................................       63,838
   Shareholder communications...............................       40,175
   Legal fees...............................................       37,313
   Shareholder servicing fees...............................       31,768
   Directors' fees..........................................       24,298
   Custody..................................................       23,350
   Registration fees........................................        4,288
   Insurance................................................        2,216
   Other....................................................       49,351
                                                              -----------
   TOTAL EXPENSES...........................................    1,220,259
                                                              -----------
NET INVESTMENT INCOME.......................................    4,674,169
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND INTEREST RATE SWAP CONTRACT (NOTES 3 AND 4):
   Net Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   54,559,856
      Cost of securities sold...............................   57,637,448
                                                              -----------
   NET REALIZED LOSS........................................   (3,077,592)
                                                              -----------
   Change in Net Unrealized Appreciation (Depreciation) of
    Investments and Interest Rate Swap Contract:
      Beginning of year.....................................      286,654
      End of year...........................................     (141,563)
                                                              -----------
   INCREASE IN NET UNREALIZED DEPRECIATION..................     (428,217)
                                                              -----------
NET LOSS ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT.....   (3,505,809)
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 1,168,360
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------

Statements of Changes in Net Assets
For the Years Ended February 28,

                                                                 2003          2002
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 4,674,169   $ 5,357,431
   Net realized gain (loss).................................   (3,077,592)      811,576
   (Increase) decrease in net unrealized depreciation.......     (428,217)    1,230,064
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    1,168,360     7,399,071
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (4,679,499)   (6,418,639)
   Capital..................................................      (60,548)           --
                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (4,740,047)   (6,418,639)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (7,325 and 18,191 shares issued, respectively)..........       74,280       211,538
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       74,280       211,538
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................   (3,497,407)    1,191,970
NET ASSETS:
   Beginning of year........................................   51,767,981    50,576,011
                                                              -----------   -----------
   END OF YEAR*.............................................  $48,270,574   $51,767,981
                                                              -----------   -----------
                                                              -----------   -----------
* Includes overdistributed net investment income of:........      $(3,476)        $(978)
                                                              -----------   -----------
                                                              -----------   -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Statement of Cash Flows
For the Year Ended February 28, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments.............  $(48,374,746)
   Proceeds from disposition of long-term portfolio
    investments and principal paydowns......................   55,727,046
   Net purchases of short-term portfolio investments........   (2,171,520)
                                                              -----------
                                                                5,180,780
   Net investment income....................................    4,674,169
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Accretion of discount on investments..................   (2,536,394)
      Net change in receivables/payables related to
        operations..........................................       (3,110)
                                                              -----------
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.............    7,315,445
                                                              -----------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Distributions paid.......................................   (4,740,047)
   Proceeds from reinvestment of dividends..................       74,280
                                                              -----------
NET CASH FLOWS USED BY FINANCING ACTIVITIES.................   (4,665,767)
                                                              -----------
NET INCREASE IN CASH........................................    2,649,678
Cash, Beginning of year.....................................       84,420
                                                              -----------
CASH, END OF YEAR...........................................  $ 2,734,098
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund'), formerly known as The Emerging Markets Floating Rate Fund Inc., was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------
Notes to Financial Statements (continued)

Fund uses the specific identification method for determining realized gain or loss on sale of investments.

In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Notes to Financial Statements (continued)

book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Management and Advisory Fees and Other Transactions

For the period from March 1, 2002 through December 15, 2002, the Fund was a party to a management agreement with PIMCO Funds Advisors LLC ('PIMCO'), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which PIMCO, among other things, supervised the Fund's investment program, including advising and consulting with the Fund's investment manager regarding the Fund's overall investment strategy. During that same period, the Fund was also a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'), pursuant to which SBAM, among other things, was responsible for the day-to-day management of the Fund's portfolio, including making investment strategy decisions for the Fund and managing and investing the assets of the Fund in accordance with its stated policies. SBAM also provided administration and stockholder services for the Fund pursuant to the agreement.

Effective December 16, 2002, the Fund entered into a new investment advisory and administration agreement with SBAM. Under the terms of the new investment advisory and administration agreement, which was approved by shareholders at the Special Joint Meeting of Stockholders held on December 11, 2002, SBAM provides all management, advisory and administration services for the Fund. PIMCO has ceased to act as investment manager for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. Prior to December 16, 2002, the Fund paid PIMCO a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------
Notes to Financial Statements (continued)

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $50,673,081
                                                              -----------
                                                              -----------
Sales.......................................................  $54,559,856
                                                              -----------
                                                              -----------

At February 28, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................  $ 5,519,752
Gross unrealized depreciation...............................   (3,707,320)
                                                              -----------
Net unrealized appreciation.................................  $ 1,812,432
                                                              -----------
                                                              -----------

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with J.P. Morgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to interest income. At February 28, 2003, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:                    J.P. Morgan Chase Bank
Effective Date:                       12/28/00
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6-month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  2/28/03:                            $(2,614,127)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------
Notes to Financial Statements (continued)

Note 5. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At February 28, 2003, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

At February 28, 2003, the Fund did not hold any written covered call or put option contracts.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------
Notes to Financial Statements (continued)

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 28, 2003, the Fund held loan participations with a total cost of $5,772,709.

Note 7. Loan

At February 28, 2003, the Fund had a $20,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $15,000,000 outstanding with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the investment adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 28, 2003, the Fund paid interest expense of $380,265.

Note 8. Credit and Market Risk

The yields on emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 28, 2003, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------
Notes to Financial Statements (continued)

Note 9. Capital Loss Carryforward

At February 28, 2003, the Fund had, for Federal income tax purposes, approximately $7,940,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                               2007        2008         2011        TOTAL
                                               ----        ----         ----        -----
Carryforward Amounts.......................  $793,000   $4,631,000   $2,516,000   $7,940,000

In addition, the Fund had $812,295 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

Note 10. Income Tax Information and Distributions to Shareholders

At February 28, 2003, the tax basis components of distributable earnings were:

Undistributed ordinary income...............................           --
                                                              -----------
                                                              -----------
Accumulated capital losses..................................  $(7,940,246)
                                                              -----------
                                                              -----------
Unrealized depreciation.....................................  $  (801,695)
                                                              -----------
                                                              -----------

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sales.

The tax character of distributions paid during the year ended February 28, 2003 were:

Ordinary income.............................................  $4,679,499
Capital.....................................................      60,548
                                                              ----------
Total.......................................................  $4,740,047
                                                              ----------
                                                              ----------

Note 11. Dividends Subsequent to February 28, 2003

On January 23, 2003, the Board of Directors of the Fund declared three dividends from the net investment income, each in the amount of $0.092 per share, payable on March 28, 2003, April 25, 2003 and May 30, 2003 to shareholders of record on March 18, 2003, April 15, 2003 and May 13, 2003, respectively.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------------
Financial Highlights
For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                             2003      2002      2001     2000(1)     1999
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR.......................   $12.07     $11.84    $12.08   $10.21      $15.55
                                                            -------   -------   -------   -------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (2)...............................     1.08       1.25      1.48     1.57        1.62
 Net realized and unrealized gain (loss) (2).............    (0.82)      0.48     (0.13)    1.89       (5.09)
                                                            -------   -------   -------   -------   --------
Total Income (Loss) From Operations......................     0.26       1.73      1.35     3.46       (3.47)
                                                            -------   -------   -------   -------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income...................................    (1.09)     (1.50)    (1.59)   (1.59)      (1.59)
 Net realized gains......................................       --         --        --       --       (0.28)
 Capital.................................................    (0.01)        --        --       --          --
                                                            -------   -------   -------   -------   --------

Total Distributions......................................    (1.10)     (1.50)    (1.59)   (1.59)      (1.87)
                                                            -------   -------   -------   -------   --------

NET ASSET VALUE, END OF YEAR.............................   $11.23     $12.07    $11.84   $12.08      $10.21
                                                            -------   -------   -------   -------   --------
                                                            -------   -------   -------   -------   --------

MARKET VALUE, END OF YEAR................................   $11.30     $11.75    $12.85   $11.00    $12.1875
                                                            -------   -------   -------   -------   --------
                                                            -------   -------   -------   -------   --------

TOTAL RETURN,
 BASED ON MARKET VALUE (3)...............................     6.92%      3.94%    33.58%    3.74%     (13.64)%

NET ASSETS, END OF YEAR (000S)...........................   $48,271   $51,768   $50,576   $51,405    $43,162

RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense..............     2.65%      1.81%       --       --          --
 Total expenses, excluding interest expense
   (operating expenses)..................................     1.69%      1.54%     1.52%    1.51%       1.58%
 Net investment income (2)...............................    10.16%     10.95%    12.48%   14.02%      12.95%

PORTFOLIO TURNOVER RATE..................................       87%       142%      221%     172%        163%

Loans Outstanding, End of Year (000s)....................   $15,000   $15,000        --       --          --
Weighted Average Loans (000s)............................   $15,000   $14,566        --       --          --
Weighted Average Interest Rate on Loans..................     2.97%      3.51%       --       --          --
------------------------------------------------------------------------------------------------------------

(1) For the year ended February 29, 2000.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(3) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-----------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 28, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2003

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-----------------------------
Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                              NUMBER OF
                                                                                          PORTFOLIOS ADVISED
                                                                                              BY SBAM(2)
                                                         TERM OF          PRINCIPAL        AND OVERSEEN BY
                                      POSITION(S)     OFFICE(1) AND     OCCUPATION(S)          DIRECTOR             OTHER
                                       HELD WITH        LENGTH OF        DURING PAST          (INCLUDING        DIRECTORSHIPS
NAME, ADDRESS AND AGE                   FUND(1)        TIME SERVED        FIVE YEARS          THE FUND)        HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                     Director and           Since      President, The              32        Britannica.com;
The Council on Foreign Relations   Member of the          1994       Council on Foreign                    Director of 2
58 East 68th Street                Audit Committee,                  Relations                             registered
New York, NY 10021                 Class II                                                                investment companies
Age 65                                                                                                     advised by Advantage
                                                                                                           Advisers, Inc.
                                                                                                           ('Advantage')

Riordan Roett                      Director and           Since      Professor and               32        The Latin America
The Johns Hopkins University       Member of the          1995       Director Latin                        Equity Fund, Inc.
1740 Massachusetts Ave., NW        Audit Committee,                  American Studies
Washington, DC 20036               Class I                           Program, The Johns
Age 64                                                               Hopkins University

Jeswald W. Salacuse                Director and           Since      Henry J. Braker             32        Director of 2
Tufts University                   Member of the          1994       Professor of                          registered
The Fletcher School of             Audit Committee,                  Commercial Law and                    investment companies
 Law & Diplomacy                   Class I                           formerly Dean, The                    advised by Advantage
160 Packard Avenue                                                   Fletcher School of
Medford, MA 02155                                                    Law and Diplomacy,
Age 65                                                               Tufts University

INTERESTED DIRECTORS:

R. Jay Gerken                      Director,              Since      Managing Director of       225                None
CGM                                Chairman and           2002       Citigroup Global
399 Park Avenue                    Chief Executive                   Markets Inc.
4th Floor                          Officer,                          ('CGM'); President
New York, NY 10022                 Class II                          and Director of
Age 51                                                               Smith Barney Fund
                                                                     Management LLC
                                                                     ('SBFM') and
                                                                     Travelers Investment
                                                                     Adviser, Inc.
                                                                     ('TIA')

OFFICERS:

Peter J. Wilby, CFA                President              Since      Managing Director of         N/A                  N/A
CGM                                                       1994       CGM and Salomon
399 Park Avenue                                                      Brothers Asset
4th Floor                                                            Management Inc
New York, NY 10022                                                   ('SBAM') since
Age 43                                                               January 1996

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-----------------------------
Additional Information (unaudited) (continued)

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS ADVISED
                                                                                               BY SBAM(2)
                                                         TERM OF          PRINCIPAL         AND OVERSEEN BY
                                      POSITION(S)     OFFICE(1) AND     OCCUPATION(S)           DIRECTOR            OTHER
                                       HELD WITH        LENGTH OF        DURING PAST           (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS AND AGE                   FUND(1)        TIME SERVED        FIVE YEARS           THE FUND)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone                   Executive Vice         Since      Managing Director of         N/A                N/A
CGM                                President and          1998       CGM; Director and
125 Broad Street                   Chief                             Senior Vice
11th Floor                         Administrative                    President of SBFM
New York, NY 10004                 Officer                           and TIA; Former
Age 45                                                               Chief Financial
                                                                     Officer and
                                                                     Treasurer of the
                                                                     mutual funds
                                                                     affiliated with
                                                                     Citigroup Inc.

James E. Craige, CFA               Executive Vice         Since      Managing Director of         N/A                N/A
SBAM                               President              1999       CGM and SBAM since
399 Park Avenue                                                      December 1998.
4th Floor                                                            Director of CGM and
New York, NY 10022                                                   SBAM since January
Age 36                                                               1998 and Vice
                                                                     President of CGM and
                                                                     SBAM since January
                                                                     1996

Thomas K. Flanagan, CFA            Executive Vice         Since      Managing Director of         N/A                N/A
CGM                                President              1994       CGM and SBAM since
399 Park Avenue                                                      December 1998. Prior
4th Floor                                                            to December 1998,
New York, NY 10022                                                   Director of CGM and
Age 49                                                               SBAM

Frances M. Guggino                 Controller             Since      Vice President of            N/A                N/A
CGM                                                       2002       CGM
125 Broad Street
10th Floor
New York, NY 10004
Age 44

Christina T. Sydor                 Secretary              Since      Managing Director of         N/A                N/A
CGM                                                       1998       CGM; General Counsel
300 First Stamford Place                                             and Secretary of
4th Floor                                                            SBFM and TIA
Stamford, CT 06902
Age 52

---------
(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2003 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by Salomon Brothers Asset Management Inc ('SBAM') or affiliates of SBAM.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
---------------------------
Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                              -------------------
This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------

Directors

LESLIE H. GELB
RIORDAN ROETT
JESWALD W. SALACUSE
-------
Officers

R. JAY GERKEN
    Chairman and Chief Executive Officer

PETER J. WILBY, CFA
    President

LEWIS E. DAIDONE
    Executive Vice President and
    Chief Administrative Officer

JAMES E. CRAIGE, CFA
    Executive Vice President

THOMAS K. FLANAGAN, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary

---------------------------------------
Salomon Brothers Emerging Markets
Floating Rate Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

TELEPHONE
     1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

American Stock Transfer & Trust Company
59 Maiden Lane
New York,  New York 10038


Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.

Annual Report
FEBRUARY 28, 2003


Salomon Brothers Asset Management


EFLANN 2/03
03-4737



                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as ................................ [div]